FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund
First Eagle Global Income Builder Fund
First Eagle High Yield Fund
First Eagle Fund of America

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JUNE 18, 2018

TO PROSPECTUS DATED MARCH 1, 2018

This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2018, as may be amended or supplemented. Please review these matters carefully.

The following replaces the corresponding information appearing under the heading “Conversion” on pages 97-98.

Conversion

Optional conversions to Class I. You may convert Class A shares and Class C shares of a Fund and Class Y shares of Fund of America having an aggregate value of $1 million or more into Class I shares of the same Fund. Class A shares and Class C shares of these Funds held through certain “wrap fee” programs and 401(k) plans also may be eligible to be converted to Class I shares of the same Fund.

Optional conversions to Class R3, Class R4, Class R5 or Class R6. Shares of any other class may be converted to Class R3, Class R4, Class R5 or Class R6 shares of the same Fund, provided eligibility requirements for these share classes are met.

Automatic conversions from Class C to Class A. Effective March 1, 2019, Class C shares of a Fund automatically convert to Class A shares of that Fund ten years after the end of the month of original purchase provided that the applicable holding period can be identified. If you purchased such Class C shares by exchange for Class C shares of another First Eagle Fund, the conversion period runs from the date of original purchase. Such conversions will take place on the 25th day of the month (or if the 25th is not a business day, the next business day thereafter). In the case of shares held through certain intermediary accounts, such as group retirement plan recordkeeping platforms, a Fund may not be able to independently determine the holding period for the shares to assess eligibility for the conversion. In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. A Fund may not be able to initiate a conversion without the assistance of the intermediary in those circumstances. Shareholders holding shares of the Funds through such accounts may contact their intermediary with questions regarding conversions.

Optional conversions from Class C to Class A. In certain situations, individual shareholders may be able to convert their Class C shares held longer than ten years to Class A shares where the conversions are initiated by intermediaries and with the approval of the Distributor. Shareholders should contact their intermediary in this regard to initiate such conversions or for more information concerning the availability of a conversion from Class C shares to Class A shares. Subject to the foregoing requirements, these optional conversions will be available beginning July 1, 2018.

Important information for all conversions. Other share classes beyond those listed here may be offered by separate prospectus, which should be requested and reviewed carefully before considering any conversion to such a share class. Fees, expenses and eligibility and other terms among share classes will vary. All conversions will take place at net asset value and generally should not result in the realization of income or gain for federal income tax purposes. For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the First Eagle Funds at (800) 334-2143. More information concerning conversions is also available in the Statement of Additional Information, which is available upon request (see back cover). Certain intermediary-related terms also are described in the appendix to the Fund’s Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

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The information in this Supplement modifies (and if inconsistent, replaces) information contained in the First Eagle Funds’ Prospectus dated March 1, 2018, as may be amended or supplemented.